UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 11, 2019

BIOXYTRAN, INC.

(Exact Name if Business Issuer as specified in its Charter)

Nevada	001-35027	26-2797630
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

233 Needham Street,
Suite 300

Newton MA, 02464

(Address of principal executive offices, including zip code)

(617) 494-1199

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 1 4a- 12 under the Exchange Act (17 CFR 240.1 4a- 12)

☐	Pre-commencement communications pursuant to Rule 1 4d-2(b) under the Exchange Act (17 CFR 240.1 4d-2(b))

☐	Pre-commencement communications pursuant to Rule 1 3e-4(c) under the Exchange Act (17 CFR 240.1 3e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.001	BIXT	OTC(Pink)

Item 1.01. Entry Into a Material Definitive Agreement.

On June 11, 2019, Bioxytran, Inc. (“Bioxytran”) and Steven entered into a Board Agreement (the “Agreement”) whereby Steven Aust (“Advisor”) will serve as a member of Bioxytran’s Advisory Board.  Advisor will advise Bioxytran will advise the Company from time to time on strategic planning to build awareness of the Company’s technology. The term of the Agreement is three months, renewable for two additional three-month terms or as extended by the Board of Directors of the Company and as agreed to in writing by Bioxytran and the Advisor.

As compensation for his services, Bioxytran will issue Advisor 250,000 shares of Bioxytran’s common stock, par value $0.01 per share (the “Common Stock”) upon the execution of the Agreement and at the beginning of each of the two additional three month term the Agreement is renewed for a maximum of up to 750,000 shares of Common Stock. In the event that the Agreement is renewed for a second term, the term will be extended for a period of one year and Mr. Aust will be solely compensated $20,000 per month. In addition, Bioxytran will pay for Advisor’s pre-approved expenses. The Agreement may be terminated by either party with 15 days prior written notice. Upon termination of the Agreement, Advisor shall receive payment for services performed and expenses paid or incurred. The Agreement also contains protection for Bioxytran’s intellectual property and confidential information. Advisor is an independent contractor and is not entitled to any employee benefits.

The foregoing description of the Scientific Advisory Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the form of Advisory Board Agreement, which is filed as Exhibit 10.25 to this Current Report on Form 8-K and incorporated herein by reference.

Item 8.01. Other Events.

On June 12, 2019, Bioxytran issued a press release, “Bioxytran, Inc. Announces Public Company Executive Steve Aust to Join Advisory Board”

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description
10.25	Form of Advisory Board Agreement between Bioxytran, Inc. and Steven Aust dated June 11, 2019.

99.1	Press Release dated June 12, 2019.

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

By:	/s/ Dr. David Platt
Name:	Dr. David Platt
Title:	President and Chief Executive Officer

Dated:	June 12, 2019

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